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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported) September 18, 1998.

                                   AVNET, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

            1-4224                                  11-1890605
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   (Commission File Number)                (I.R.S. Employer Identification No.)


2211 South 47th Street,  Phoenix, Arizona                  85034
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     (Address of Principal Executive Offices)             (Zip Code)



                                 (602) 643-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events.

                  Exhibit 3 to this Report is the Certificate of Amendment of the Certificate of Incorporation of Avnet, Inc., filed with the New York Department of State on August 13, 1998.

                  Exhibit 24 to this Report contains the Powers of Attorney with respect to the execution of Avnet's Annual Report on Form 10-K.

                  Exhibit 99.1 to this Report is an Amendment to Restated Employment Agreement between the Registrant and Leon Machiz.

                  Exhibit 99.2 to this Report is an Amendment to an Employment Agreement between the Registrant and Keith Williams.

                  Exhibit 99.3 to this Report is an Employment Agreement between the Registrant and David Birk.

                  Exhibit 99.4 to this Report is an Employment Agreement between the Registrant and Raymond Sadowski.

Item 7.  Financial Statements and Exhibits.

                  (a)   Inapplicable.

                  (b)   Inapplicable.

                  (c)   Exhibits:

                  3. Certificate of Amendment of the Certificate of Incorporation of Avnet, Inc.

                  24.   Powers of Attorney

                  99.1 Amendment dated March 31,1998 to Restated Employment Agreement between the Registrant and Leon Machiz dated June 29, 1996.

                  99.2 Amendment dated May 28, 1998 to Employment Agreement dated July 22, 1992 between the Registrant and Keith Williams.

                  99.3 Employment Agreement dated June 29, 1998 between the Registrant and David Birk.

                  99.4 Employment Agreement dated June 29, 1998 between the Registrant and Raymond Sadowski.

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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AVNET, INC.
                                       (Registrant)

Dated: September 18, 1998              By: /s/ Raymond Sadowski
                                          ------------------------------------
                                               Raymond Sadowski
                                               Senior Vice President and
                                               Chief Financial Officer
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                                  EXHIBIT INDEX




Exhibit Number         Description of Exhibit
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3        Certificate of Amendment of the Certificate of Incorporation of Avnet,
         Inc. filed with the New York Department of State on August 13, 1998.


24.      Powers of Attorney


99.1 Amendment dated March 31, 1998 to Restated Employment Agreement between the Registrant and Leon Machiz dated June 29, 1996


99.2 Amendment dated May 28, 1998 to Employment Agreement dated July 22, 1992 between the Registrant and Keith Williams.


99.3 Employment Agreement dated June 29, 1998 between the Registrant and David Birk.


99.4 Employment Agreement dated June 29, 1998 between the Registrant and Raymond Sadowski.